Exhibit 10.4
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [*], HAS BEEN EXCLUDED BECAUSE VIVINT SMART HOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO VIVINT SMART HOME, INC. IF PUBLICLY DISCLOSED.
SECOND AMENDMENT
TO SECOND AMENDED & RESTATED CONSUMER FINANCING SERVICES AGREEMENT
Effective Date: February 26, 2019
WHEREAS, APX Group, Inc. (“Vivint”) and Citizens Bank, N.A. (“Citizens”, and together with Vivint, the “Parties”) entered into that certain Second Amended and Restated Consumer Financing Services Agreement as of May 31, 2017 (as amended by that certain First Amendment, the “Agreement”); and
WHEREAS, the Parties desire to amend certain provisions of the Agreement;
NOW, THEREFORE, for valid and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amended and Restated Credit Policies. The Supplier Credit Policy and Program B Loans Credit Policy attached as Exhibit 4 to the Agreement are hereby deleted in their entirety and replaced with the new Supplier Credit Policy and Program B Loans Credit Policy attached to this Second Amendment as Annex 1 and which shall constitute a new Exhibit 4 to the Agreement.
2.Loan Term Lengths. Section 2.1.2.3 of the Agreement is hereby amended to delete the reference to “Loan term lengths will be forty-two (42) or sixty (60) months” and replace such reference with the following clause: “Loan term lengths will be forty-two (42) months, forty-eight (48) months (but only for Loans issued in California) or sixty (60) months.” The Parties hereby ratify any Loans with a term length of forty-eight (48) months that were made in California prior to the Effective Date of this Second Amendment.
3.Allowance of Debit Cards. Section 2.1.2.6 of the Agreement is hereby deleted in its entirety and replaced with the following new Section 2.1.2.6: “The Borrower for a Program A Loan or a Program B Loan must have an existing, U.S.-based, personal, commercial or small business credit card or “signature-required” debit card (which, for the avoidance of doubt, will not include “PIN” or “PIN-less” debit cards, or prepaid card) in good standing. Such credit card or debit card may be the Borrower’s credit card or debit card on file with Company.”
4.Credit Losses. The charts in Section 2.4.2 of the Agreement (“Credit Losses; Assignment of Program B Loans”) are hereby deleted and replaced with the following new charts and “for the avoidance of doubt” clause below such new charts, and for purposes of interpretation and application of the following new charts a “Legacy Loan” includes any Loan originated prior to March 1, 2019 and a “New Loan” includes any Loan originated on or after March 1, 2019
Legacy Loans

PROGRAM A LEGACY LOANS - 42 Month Term and 48 Month Term
CREDIT LOSSES	[*] – [*]	above [*]
RESPONSIBLE PARTY	Company	Citizens

PROGRAM A LEGACY LOANS - 60 Month Term
CREDIT LOSSES	[*] – [*]	above [*]
RESPONSIBLE PARTY	Company	Citizens

PROGRAM B LEGACY LOANS - All Terms
CREDIT LOSSES	[*] – [*]
RESPONSIBLE PARTY	Company

New Loans

PROGRAM A NEW LOANS (Credit Card) - 42 Month Term and 48 Month Term
CREDIT LOSSES	[*] – [*]	above [*]
RESPONSIBLE PARTY	Company	Citizens

PROGRAM A NEW LOANS (Credit Card) - 60 Month Term
CREDIT LOSSES	[*]– [*]	above [*]
RESPONSIBLE PARTY	Company	Citizens

PROGRAM A NEW LOANS (Debit Card) - 42 Month Term and 48 Month Term
CREDIT LOSSES	[*]– [*]	above [*]
RESPONSIBLE PARTY	Company	Citizens

PROGRAM A NEW LOANS (Debit Card) - 60 Month Term
CREDIT LOSSES	[*]– [*]	above [*]
RESPONSIBLE PARTY	Company	Citizens

PROGRAM B NEW LOANS - All Terms
CREDIT LOSSES	[*]– [*]
RESPONSIBLE PARTY	Company

For the avoidance of doubt, the percentages referred to in the above charts are determined by a fraction for each category of Loan, the numerator of which is the cumulative lifetime Credit

Losses for the monthly vintage in question, and the denominator of which is aggregate Loan balances originated for that vintage net of cancellations/refunds and recoveries.

5.Section 2.4.2. Section 2.4.2 of the Agreement is hereby amended by adding a reference to “or forty-eight (48) months” following the existing reference in the second paragraph of such section to “a term of sixty (60) months”, and following the existing reference in the fourth paragraph of such section to “sixty (60) months”.
6.Section 3.1.14. Section 3.1.14 of the Agreement is hereby amended by deleting the reference therein to “and applications made using a debit card”.
7.New Section 4.1.10. The Parties acknowledge that they intend to transition each sales channel currently included within the Program to a line-of-credit structure from the current loan structure by September 30, 2019.
8.Except as explicitly set forth in this Second Amendment, the Agreement is not amended or modified hereby.
IN WITNESS WHEREOF, the Parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

APX GROUP, INC.                    CITIZENS BANK, N.A.
/s/ Dale R. Gerard__________________            _/s/ Mary K. Fiorille_______________
Name:     Dale R. Gerard                    Name: Mary K. Fiorille
Title:     SVP of Finance and Treasurer            Title: Head of Partnership Lending

[SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED & RESTATED CONSUMER FINANCING SERVICES AGREEMENT]